COMMON STOCK                                                      COMMON STOCK
NUMBER                                                               SHARES
                                                                   CUSIP. NO.

                     SOUTHWEST SMALL CAP EQUITY FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE OF SOUTHWEST SMALL CAP EQUITY FUND, INC.

     [THE WORDS "CERTIFICATE OF STOCK" ARE SUPERIMPOSED ON PARAGRAPH BELOW]

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.
                           [CORPORATE SEAL DELAWARE]
DATED:

COUNTERSIGNED AND REGISTERED

TRANSFER AGENT AND                                         PRESIDENT

BY

AUTHORIZED SIGNER                                          SECRETARY/TREASURER

                                     [BACK]

                      SOUTHWEST SMALL CAP EQUITY FUND, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common


UNIF MIN ACT     Custodian         UNIF TRFR MIN ACT           Custodian
            (Cust)          (Minor)                   (Cust)           (Minor)
         under Uniform Gifts to Minors      under Uniform Transfers to Minors
Act                             Act
             (State)                         (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER UNTO

              PLEASE INSERT SOCIAL SECURITY OR
              OTHER IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                  OF THE SHARES

REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE

AND APPOINT __________________________ ATTORNEY TO TRANSFER THE SHARES ON
THE BOOKS OF THE CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:                     19


X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

Signature(s) must be guaranteed by a commercial bank or trust company or by a brokerage firm having a membership in one of the major stock exchanges.